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                                                                 EXHIBIT (23)(B)

                      CONSENT OF COOPERS & LYBRAND L.L.P.

     We consent to the incorporation by reference in this Registration Statement on Form S-4 of First Union Corporation (File No. 1-10000) of our report dated January 19, 1995, on our audit of the 1994 statement of operations, and changes in stockholders' equity and cash flows of Covenant Bank as included herein in ANNEX A. We also consent to the reference to our firm under the caption "Experts."

                                         COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
October 10, 1997
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